CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen International Trust

We consent to the use of our report dated November 26, 1997 for Evergreen International Growth Fund incorporated by reference herein and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy
Statement.


                                            /s/KPMG Peat Marwick LLP
                                            ------------------------
                                            KPMG Peat Marwick LLP

Boston, Massachusetts
August 3, 1998


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